                                                                   Exhibit 10.19

                     AMENDMENT TO SETTLEMENT AND AGREEMENT

        This AMENDMENT TO SETTLEMENT AND RELEASE AGREEMENT ("Amendment") is entered into and made effective as of July 5, 2002 by and between Repeater Technologies, Inc. ("Repeater") and Sanmina-SCI Corporation ("Sanmina").

        WHEREAS, Repeater and Sanmina entered into that certain Settlement and Release Agreement dated March 11, 2002 (the "Settlement and Release Agreement"), a copy of which is attached hereto as EXHIBIT A; and

        WHEREAS, Repeater and Sanmina mutually wish to modify and delete certain provisions of the Settlement and Release Agreement;

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1. SETTLEMENT AND RELEASE AGREEMENT. This Amendment amends and supersedes the Settlement and Release Agreement only as to those specific provisions referenced herein. The Amendment and the Settlement and Release Agreement shall be taken together and construed as one agreement, except that when the terms of this Amendment conflict with the terms of the Settlement and Release Agreement, this Amendment shall be controlling.

2. MODIFICATION OF PROVISIONS. The parties agree that the Settlement and Release Agreement shall be modified as follows: Section 5.2 of the Settlement and Release Agreement shall be replaced in its entirety by the following provision:

               5.2 OUTSTANDING INVOICES. In addition to the amount specified in
               Section 5.1 ("Cancellation Fee") for the Purchase Order 27891, the parties agree that Repeater will pay Sanmina a total One Million Three Hundred Fifty Seven Thousand Five Hundred Dollars ($1,357,500) against the Outstanding Invoices identified on EXHIBIT C) as follows: (i) Ninety Thousand Dollars ($90,000) by 5:00 PM (Pacific Time) on or before June 28, 2002, (ii) Five Hundred and Fifty Thousand Dollars ($550,000) on or before July 8, 2002, (iii) Four Hundred and Fifty Thousand Dollars ($450,000) on or before August 5, 2002 and (iv) the balance on or before August 30, 2002, provided, however, that (a) any credit resulting from Sanmina's failure to deliver all Remaining Units pursuant to
               Section 5.3 below shall be applied against the August 30, 2002 balance and (b) the parties agree to negotiate in good faith an offset to the balance of the August 30, 2002 payment to account for materials received by Repeater from Sanmina in connection with the Cancellation Fee and costs incurred by Repeater


                                       1.

               for additional product testing and repair, as to each of which costs Sanmina does not acknowledge liability.

3. DELETION OF PROVISIONS. Section 5.5 Security Interest is deleted in its entirety.

4. ENTIRE AGREEMENT. This Amendment, along with the Settlement and Release Agreement, contains the entire agreement between the parties and constitutes the complete, final and exclusive embodiment of their agreement with respect to the subject matter of the Amendment and the Settlement and Release Agreement. This Amendment is executed without reliance upon any promise, warranty or representation, written or oral, by any party or any representative of any party other than those expressly contained herein and it supersedes any other such promises, warranties or representations. This Amendment may not be amended or modified except in a writing signed by both a duly authorized officer of Repeater and a duly authorized officer of Sanmina.

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

REPEATER TECHNOLOGIES, INC.,
a Delaware Corporation


By:     /s/ CHRIS L. BRANSCUM
   -------------------------------------
Name:   Chris L. Branscum
Title   President/CEO


SANMINA-SCI CORPORATION,
a Delaware Corporation


By:     /s/ STEVEN H. JACKMAN
   -------------------------------------
Name:   Steven H. Jackman
Title   VP -- Corporate Counsel

                                       2.